UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

Monadnock Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-50810	20-4649880
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 Jaffrey Road, Peterborough, NH		03458
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(603) 924-9654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On July 30, 2009, Monadnock Bancorp, Inc. (the “Company”) announced that it is filing a Form 15 with the Securities and Exchange Commission to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended. Reference is made to the press release issued by the Company on July 30, 2009, filed herewith as Exhibit 99.1, for further details.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

(B) PRO FORMA FINANCIAL INFORMATION: None

(C) SHELL COMPANY TRANSACTIONS: None

(D) EXHIBITS:

Exhibit 99.1 - Press Release dated July 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Monadnock Bancorp, Inc.

Date: July 30, 2009	By:	/s/ William M. Pierce, Jr.
William M. Pierce, Jr.
President and Chief Executive Officer